INCOME TAXES	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
INCOME TAXES

10.         INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities as of September 30, 2011 and 2010 are as follows:

	Year Ended September 30,
	2011	2010
Deferred tax assets:
Allowance for loan losses	$2,474	$2,789
Accruals and stock based compensation	1,103	1,007
Impairments on securities	30	30
Total deferred tax assets	3,607	3,826
Deferred tax liabilities:
Deferred loan fees and costs - net	210	201
Tax over book depreciation	1,274	1,086
Net unrealized gain on investment securities	258	14
Dividends on FHLB stock	350	392
Other	290	276
Total deferred tax liabilities	2,382	1,969

Net deferred tax asset	$1,225	$1,857

The components of income tax expense are as follows:

	Year Ended September 30,
	2011	2010	2009

Current	$3,086	$4,548	$4,183
Deferred	388	(1,182)	(925)
	$3,474	$3,366	$3,258

Income taxes differ from the amounts computed by applying the U.S. Federal income tax rate of 34% to earnings before income taxes. The reasons for these differences are as follows:

	Year Ended September 30,
	2011	2010	2009
Taxes computed at statutory rates	$3,639	$3,559	$3,534
Decrease in taxes due to net nontaxable income	(205)	(200)	(203)
Increase in taxes due to nondeductible expenses	40	42	69
Tax credits	—	(35)	(142)
	$3,474	$3,366	$3,258

Effective tax rate	32.5%	32.2%	31.3%

GAAP does not require that deferred income taxes be provided on certain portions of the allowance for loan losses that existed as of September 30, 1988. At September 30, 2011, retained earnings include approximately $4.4 million representing such allowances for which no deferred income taxes have been provided.